                           EAGLE GROWTH SHARES, INC.
     SUPPLEMENT DATED SEPTEMBER 18, 1995 TO PROSPECTUS DATED APRIL 1, 1995

  The following supplements the disclosure in the prospectus under the caption "Purchase of Shares" on page 8. The minimum initial investment and minimum account balance for the Fund is $500 and there is no minimum investment amount for subsequent purchases. The Fund retains the right to waive the minimum initial investment at its discretion.

  The Fund reserves the right, after sending shareholders at least sixty (60) days prior written notice, to redeem the shares held by any shareholder if the shareholder's account has been inactive for a period of six (6) months preceding the notice of redemption and the total value of the holder's shares does not exceed the Fund's $500 minimum account balance as of the proposed redemption date. An account will be considered inactive if no new purchases have been made (excluding shares purchased through the reinvestment of dividends and capital gains) within the specified time period. Shareholders who receive notice of redemption for the first time may purchase shares of the Fund at net asset value without paying any sales charge, in the amount necessary to bring the account balance up to the minimum within the required time period. Any redemptions by the Fund pursuant to this procedure will be at the net asset value of the shares calculated as of the close of the New York Stock Exchange on the stated redemption date and a check for the redemption proceeds will be sent to the shareholder not more than seven (7) days later.

  The following supplements the disclosure in the prospectus under the caption "Computation of Net Asset Value" on page 8. The Fund's $500 minimum initial investment and minimum account balance shall be waived for shareholders who are active participants in a group purchase plan approved by the Fund, since shareholders participating in such plans generally make smaller investments on a regular basis.

  Shareholders with inactive accounts below the $500 minimum account balance who receive notice of redemption for the first time from the Fund may purchase shares without the imposition of a sales charge in an amount sufficient to meet the minimum account balance.


[LOGO]                  EAGLE GROWTH SHARES, INC.

                        1200 North Federal Highway
                        Suite 424
                        Boca Raton, Florida  33432
                        407-395-2155                          April 1, 1995


EAGLE GROWTH SHARES, INC. is an open-end, diversified investment company (a mutual fund) seeking growth of capital.

  This goal will be sought by investing in securities which appear to have potential for capital appreciation. The Fund's portfolio will usually be comprised of common stocks and securities convertible into common stocks of seasoned companies whose prospects are believed to be above average. In addition, the Fund may own securities of newer, less-seasoned companies and companies representing so-called "special situations." Normally, investments in fixed income securities will not be made except for defensive purposes, and to employ temporarily uncommitted cash balances, or where such investments appear to offer opportunities for capital appreciation.

  This prospectus contains information which you should know before you invest and should be retained for future reference. A Statement of Additional Information (dated April 1, 1995) about the Fund, which is incorporated in this prospectus by reference, has been filed with the Securities and Exchange Commission, and is available from the Fund, without charge, by writing to the Fund at the address shown above or by calling:

                              1-800-749-9933

-----------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                                       Page
Expenses of the Fund.................................    3
Financial Highlights.................................    3
Investment Objectives and Policies...................    4
Options Transactions.................................    5
Futures Contracts....................................    7
Investment Restrictions..............................    8
Purchase of Shares...................................    8
Computation of Net Asset Value.......................    8
Account Reinstatement Privilege......................   10
Tax Sheltered Plans..................................   10
Repurchase and Redemption of Shares..................   11
Dividends, Capital Gains
  Distributions, and Taxes...........................   11
Rights of Ownership..................................   12
Management of the Fund...............................   12
Performance..........................................   13

                             EXPENSES OF THE FUND

  The following table has been prepared to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases..............  8.50%
Maximum Sales Load Imposed on Reinvested Dividends...  none
Deferred Sales Load..................................  none
Redemption Fees......................................  none

ANNUAL FUND OPERATING EXPENSES

Management Fee After Expense Reimbursements..........     0%
Administrative Fee After Expense Reimbursements......     0%
Other Expenses.......................................  3.71%
                                                       -----
     Total Fund Operating Expenses...................  3.71%
                                                       =====

  For the 1994 fiscal year, actual "Other Expenses" and "Total Fund Operating Expenses" incurred were $91,450 (3.71% of average net assets) and $116,120 (4.71% of average net assets), respectively. However, because of California regulations that limited the Fund's aggregate operating expenses, Baxter Financial Corporation reimbursed the Fund $24,670 which reduced the actual "Other Expenses" paid by the Fund to $91,450 (3.71% of average net assets) for the fiscal year ended November 30, 1994. For the 1995 fiscal year, "Other Expenses" are not anticipated to exceed 3.71%. This projection is based on 1994 expenses and reasonably projected 1995 expenses. Total Fund Operating Expenses for 1995 are also not expected to exceed 3.71% of average net assets. Under California regulations, Baxter Financial Corporation is required to reimburse the Fund to the extent that the total fund operating expenses exceed 2.50% of average net assets on the first $30,000,000 of average net assets. However, Baxter Financial Corporation is not obligated to reimburse the Fund for any amounts in excess of the total management and administrative fees payable by the Fund for the fiscal year 1995.

  The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period based on the expenses shown in the table above. As noted in the table above, the Fund charges no redemption fees of any kind.

                         1 year    3 years   5 years   10 years
                         ------    -------   -------   --------
Shareholder Expenses      $119       $189      $260      $447


  This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.


FINANCIAL HIGHLIGHTS

  The data set forth under the caption "Financial Highlights" in the Annual Report to Stockholders for the fiscal year ended November 30, 1994 is incorporated herein by reference. Such data is covered by the Independent Auditor's Report which is contained in the Annual Report to Stockholders. Further information regarding the Fund's investment performance is contained in the Annual Report to Stockholders which may be obtained from the Fund upon request without charge.

INVESTMENT OBJECTIVES AND POLICIES

  Eagle Growth Shares, Inc. is an open-end, diversified investment company, established under Maryland law in 1969, whose investment objective is to achieve growth of capital. This goal will be sought by investing in securities which appear to have potential for capital appreciation. The Fund's portfolio will usually be comprised of common stocks and securities convertible into common stocks of seasoned companies whose prospects are believed by Management to be above average. In addition, the Fund may also own securities of newer, less-seasoned companies, and companies representing so-called "special situations" (see below).

  Normally, investments in fixed income securities will not be made except for defensive purposes, and to employ temporarily uncommitted cash balances. In those situations, the Fund will only invest in fixed income securities rated Aaa, Aa or A by Moody's Investors Service, Inc. or AAA, AA, or A by Standard & Poor's Corporation.

  The Fund may also invest in fixed income securities where such investments appear to offer opportunities for capital appreciation. When the Fund invests in fixed income securities for this reason, the Fund may purchase such securities which are rated B-2 or lower by Moody's or B- or lower by Standard & Poor's. These fixed income debt securities are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation (the "Advisor") believes that the terms of such securities and the financial condition of the issuer are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the value of the fixed income security generally fluctuates inversely with interest rates.

  The investment objective of the Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

  Generally, securities are selected solely on the basis of their growth potential and current income is not sought in investment decisions.
Management considers many factors in selecting investments such as: expanding demand for a company's products or services, new product developments, research capability, increasing operating efficiency, and the possibility that a disparity exists between the price of a stock and the value of the underlying assets. The effects of general market, economic, and political conditions are also taken into account in the selection of investments. The portfolio of the Fund will be diversified and consist of different companies in diverse industries. The Fund will not purchase securities of companies in any single industry if as a result more than 25% of the Fund's total assets will be invested in companies in such industry. The Fund has authority to invest up to 20% of its assets in the securities of foreign companies.

  Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of expropriation, nationalization, or confiscatory taxation, foreign exchange controls, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

  Securities offering the potential for capital appreciation may be subject to greater risk than securities which do not have such potential but also may afford a greater opportunity for increase in value. Of course, no assurance can be given that the objective of the Fund will be achieved.

  In addition, the Fund may also own securities of new, less-seasoned companies and companies representing so-called "special situations." There are no limits on the percentage of total assets that may be invested in special situations. A special situation would involve owning securities that, in the opinion of the Advisor, should enjoy considerably better investor reception in the fairly near future because of an essentially non-recurring development that is either happening or, in the opinion of the Advisor, is likely to happen. Such developments could include, among others, (1) a change in management, (2) discovery of a new or unique product or technological advance with sizable market potential, (3) an acquisition providing unusual opportunity for market enlargement or for operating savings, (4) the adoption of new laws that enhance prospects for an important part of the company's business, or (5) takeovers, restructurings, leveraged buyouts, and reorganizations.

  Investments in such special situations may pose particular risks. The market price of such securities may be more volatile to the extent that the expected benefits from the non-recurring developments do not materialize. Further, with regard to anticipated corporate restructurings, included among the non-recurring developments of special situations, securities issued to finance such restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructurings.

  The Fund considers "less-seasoned companies" to be those which have a record of less than three years continuous operations, which period may include operations of a predecessor company, and also considers smaller companies to be "less-seasoned" companies.

  The Fund does not regard the frequency of portfolio transactions as a limiting factor in its investment decisions. Therefore, its rate of portfolio turnover (the annual rate at which portfolio securities are replaced) may exceed that of most investment companies with a similar investment objective. If, for example, all of the portfolio securities were replaced in one year, the portfolio turnover rate would be 100%. Increased portfolio turnover usually results in correspondingly heavier brokerage costs which the Fund must pay. Of course, it is impossible to accurately predict the annual portfolio turnover rate of the Fund (or any investment company).

  Portfolio securities may be sold without regard to the length of time held when management believes that such securities have reached their maximum performance level, and when the Fund's assets can be more profitably utilized in other investments. To the extent that short-term capital gains are realized, such gains will be taxed to the shareholder as ordinary income.


OPTIONS TRANSACTIONS

  The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges from time to time. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

  Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

  The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

  The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease and, in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

  The Fund may also buy and sell put options. For the sale of a put option the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

  The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

  The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

  The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

  Puts and calls also may be used in combination, to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently avail-able on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

  The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.


FUTURES CONTRACTS

  The Fund may buy and sell financial futures contracts and options on such contracts. Financial futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities or currencies at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges.

  The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities. These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

  There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuations in foreign currency exchange rates.

  The Fund will be required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to the specified settlement date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.

INVESTMENT RESTRICTIONS

  The Fund has adopted the following restrictions which are designed to reduce certain risks inherent in securities investment and which may be changed only by a vote of the holders of the majority of the voting securities of the Fund. The Fund may not:

  Borrow money, except from banks for emergency purposes, and then not in excess of 5% of the value of its total assets.

  Invest more than 25% of the value of its assets in companies in any one industry.

  Purchase securities on margin.

  Make any purchase resulting in more than 5% of the value of its assets being invested in the securities of any one company, except U.S. Government securities.

  Purchase more than 10% of any class of securities of any company. For this purpose, all debt securities of an issuer and all series of non-voting preferred stock of an issuer are each considered as one class of securities.


PURCHASE OF SHARES

  Shares of the Fund are continuously offered at the public offering price, which is equal to the net asset value of the shares plus the applicable sales charge (see below). Shares may be purchased by completing the Fund Account Application Form which should be remitted together with payment for the shares to Star Bank, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115. Investors who are interested in purchasing shares may also contact the Fund at 1-800-749-9933. Purchases can also be made through investment dealers who have sales agreements with Baxter Financial Corporation, the Fund's underwriter. Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interests of economy and convenience, certificates for shares of stock will not be issued except upon written request of the shareholder. Certificates for fractional shares, however, will not be issued.

  Once an account is established, subsequent investments should be sent to Star Bank, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115. A confirmation will be mailed to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares that are owned.

  Fund investors who purchase or redeem shares under any of the following fund plans: the Group Discount Privilege, the Automatic Investment Plan or the Check Withdrawal Plan will receive confirmations of purchases and redemptions of Fund shares on a calendar quarter basis, not later than five business days after the end of each calendar quarter in which a transaction takes place. The confirmation will show the date of each transaction during the period, number and price paid or received for shares purchased or redeemed, including dividends and distributions, and total number of shares owned by the investor as of the end of the period.


COMPUTATION OF NET ASSET VALUE

  The net asset value per share is the value of the Fund's securities investments plus cash and other assets minus its liabilities divided by the number of outstanding shares (adjusted to the nearer cent). Portfolio securities traded on a securities exchange or the NASDAQ National Market System are valued at the closing sales price on the market on which they are principally traded. Securities traded over-the-counter, except those that are quoted on the NASDAQ National Market System, are valued at the prevailing quoted bid prices. Other assets (including restricted securities) and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors or a delegated person acting pursuant to the directions of the Board. The method of valuing assets and securities for which no quotations are available, including restricted securities, will be reviewed at appropriate intervals by the Board. Initial valuations of such assets will be made in good faith by the Board of
Directors.   Net asset value is calculated as of the close of the New York
Stock Exchange, gen-
erally 4:00 p.m., New York City time, on each day during which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially affected by changes in the value of the portfolio securities and becomes effective at that time.

  Purchases of shares are made at the public offering price, which is equal to the net asset value next to be determined after receipt of a purchase order in proper form plus applicable sales charge as shown in the table below. Purchases of $100,000 or more may be made at net asset value, without the imposition of a sales charge. The public offering price is computed as of the close of the New York Stock Exchange and becomes effective once daily on each day the New York Stock Exchange is open. Orders for shares of the Fund received by dealers prior to the close of the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the underwriter prior to that time. (It is the responsibility of the dealers to transmit such orders so that they will be received by the underwriter prior to the close of the New York Stock Exchange). Orders received by dealers subsequent to that time will be confirmed at the offering price effective at the close of the New York Stock Exchange on the next business day. The following table shows the sales charges applicable to purchases of Fund shares.

                                   SALES CHARGE AS
                                      A % OF THE:
                                  ------------------    PERCENTAGE
                                   AMOUNT   OFFERING   REALLOWED TO
PURCHASES OF                      INVESTED    PRICE       DEALERS
------------------------------    --------  --------   ------------
$   9,999 or less.............      9.29%     8.50%        8.25%
$  10,000-$24,999, inclusive..      8.40      7.75         7.50
$  25,000-$49,999, inclusive..      6.66      6.25         6.00
$  50,000-$99,999, inclusive..      4.17      4.00         3.85
$ 100,000 or more.............      0.00      0.00         0.00


  The above scale is applicable to purchases of Fund shares and combined purchases of shares of the Fund and Philadelphia Fund, Inc. made at one time by an individual; an individual, his spouse and children under the age of 21; and a trustee or other fiduciary of a single trust estate or single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, and organizations exempt from taxation under Sections 501(c)(3) or (13) of the Internal Revenue Code, may purchase shares at one-half the sales charges listed above.

  In addition, lower sales charges may be achieved by using any of the following special purchase plans:

               * Letter of Intent
               * Right of Accumulation
               * Group Discount Privilege

  Also available from the Fund are the following privileges you may wish to utilize:
               * Automatic Investment Plan

                 This plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts.

               * Check Withdrawal Plan

                 A convenient method whereby a monthly or a quarterly check will be mailed to you at no charge.

  Complete details regarding these special purchase plans and privileges may be obtained by writing or calling the Fund, or by obtaining a copy of the Statement of Additional Information.

  Purchases may be made at net asset value by officers, directors, and employees of the Fund, as well as by employees of broker-dealer firms which maintain effective selling dealer agreements with the Fund's underwriter. From time to time the Fund may offer its shares at net asset value to certain classes of potential investors which have been identified by management and ratified by the Board of Directors. Prior to such offering, the Fund, in compliance with applicable federal securities laws, will supplement or revise this section of the prospectus to identify the class. Baxter Financial Corporation, the principal underwriter of the Fund, participates in the offer and sale of Fund shares on a best efforts basis and makes a continuous offering of the shares.

  Shares of the Fund may also be purchased at net asset value, without sales charge, by persons who are members of a group which is not organized for the sole purpose of purchasing shares of the Fund and which meets the following criteria:

         1. Group investments must be sent directly to the fund's custodian at the address shown under "Purchases of Shares" by a common remitter which is bonded as well as licensed and regulated by a state regulatory agency;

         2. The group must include at least 750 members or participants;

         3. Remittances on behalf of the group must be made at least once per month; and

         4. The common remitter must have a written agreement with each participant or member of the group governing the remittance of the investor's funds.

  Investments in the Fund on behalf of group participants will be made at the net asset value of the shares of the Fund calculated next after receipt by the Fund's custodian of the investors' funds sent by the common remitter.

  The Fund reserves the right to terminate the privileges to invest in Fund shares at net asset value without sales charge at any time after 60 days written notice to the investors affected thereby.


ACCOUNT REINSTATEMENT PRIVILEGE

  A stockholder may, after he has liquidated any of his shares of the Fund on written request to the Fund, reinstate his account without payment of any additional sales charge, at net asset value next calculated after receipt of the reinstatement request, provided that he meets the qualifications listed below. The Account Reinstatement Privilege may be exercised only once except with respect to shares held under an Eagle Growth Shares Investing Program, and the amount reinvested may not exceed the amount of the redemption proceeds received on the liquidation of such shares. In addition, the reinstatement must be completed within thirty days after the liquidation.

  A liquidation of Fund shares is considered a sale under the Internal Revenue Code and the "wash sale" provisions of Section 1091 of the Code will be applicable to an account reinstatement if the cost of the liquidated shares exceeds the proceeds of liquidation.


TAX SHELTERED PLANS

  For self-employed individuals, partnerships, and corporations, there is available through the Fund a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax deductible investments in the Fund on behalf of each participant up to the lesser of 15% of each participant's earned income (or compensation), or $30,000. The Money Purchase Pension Plan permits an employer to make tax deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $30,000. If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans in the aggregate may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $30,000. Also, the Fund makes available an Individual Retirement Account (IRA) which permits annual tax deductible investments in the Fund up to $2,000 ($2,250 for a Spousal IRA) per year by certain taxpayers. All taxpayers may make nondeductible IRA contributions up to $2,000 ($2,250 for a Spousal IRA) whether or not they are eligible for a deductible contribution. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

  Forms to establish an IRA or a Profit Sharing/Money Purchase Pension Plan are available from Baxter Financial Corporation or your investment dealer.

REPURCHASE AND REDEMPTION OF SHARES

  Shares may be resold to the Fund or presented for redemption. Shares for which certificates have been issued will be repurchased by Baxter Financial Corporation, the Fund's underwriter, if they are properly tendered (see below) through an authorized dealer. The repurchase price received by the investor will be the net asset value of such shares next calculated after receipt by Baxter Financial Corporation of the repurchase order. If the order for repurchase of Fund shares is received by the dealer prior to the close of the New York Stock Exchange and received by Baxter Financial Corporation prior to that time, the shares will be repurchased at the price calculated as of the close of the New York Stock Exchange on that day. Where certificates are tendered for repurchase through a dealer, neither the Fund nor Baxter Financial Corporation charges any fee on the transaction; however, the dealer may charge the shareholder a reasonable fee for executing the order.

  Shares of the Fund for which no certificates have been issued (those held by American Data Services, Inc.("ADS")) and shares for which certificates have been issued may be redeemed by mailing a written request for redemption to American Data Services, Inc., 24 West Carver Street, Location #00150, Huntington, NY 11743. Where certificates have been issued they must accompany the investor's written redemption request. The value of shares tendered for redemption shall be equal to the net asset value of such shares next calculated after receipt by ADS of a proper written redemption request.

  Shares for which certificates have been issued which are presented for redemption or repurchase must be duly endorsed by the registered owner(s) with signatures guaranteed by a member firm of the New York Stock Exchange or a regional stock exchange, by a trust company, by a commercial bank, by an overseas bank with a New York City correspondent, by certain credit unions, or by certain savings associations. Also, written requests for redemption of shares for which certificates have not been issued must be signed and have signatures guaranteed in the same manner. Any questions regarding which institutions may guarantee signatures should be directed to State Street Bank & Trust Company at 1-800-525-6201.

  The redemption or repurchase price will depend on the prevailing market prices of the portfolio securities owned by the Fund (at the time the applicable redemption proceeds are calculated) and, therefore, may be more or less than the purchase price. The Fund's policy is to pay promptly when shares are presented for redemption. Payment will be made within seven days after the date of tender except when exchanges are closed or an emergency exists. The Fund has reserved the right to redeem Fund shares in kind rather than in cash should this be necessary in accordance with the applicable rules of the Securities and Exchange Commission.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAXES

  The Fund intends to continue to qualify for tax treatment under Subchapter M of the Internal Revenue Code (the "Code") and, therefore, will not be liable for Federal income taxes to the extent its earnings are distributed. The Fund's policy is to pay all of its earnings out to shareholders annually on approximately December 31 each year as dividends and capital gain distributions.

  Such dividends, together with distributions of any short-term capital gains, are taxable as ordinary income. Shareholders who are taxpayers pay Federal income taxes at capital gains rates on realized long-term capital gains which are distributed to them, whether or not reinvested in the Fund and regardless of the period of time the Fund's shares have been owned by the shareholders.

  Advice as to the tax status of each year's dividends and distributions will be mailed to shareholders annually. Dividends and capital gains distributed in January ordinarily will be included in the shareholder's income for the previous year. Shareholders may elect to receive income dividends and capital gains distributions in additional shares of the Fund at net asset value, or to take cash.

  Among other requirements, in order to maintain its favorable tax treatment as a "regulated investment company" under the Internal Revenue Code of 1986, capital gains from the sale of securities held for less than three months must constitute less than 30% of the Fund's gross income for its fiscal year. Premium income from the sale of options that are not exercised and net premium income on option closing transactions are treated as capital gains. Therefore, in order to continue to qualify for federal tax treatment as a "regulated investment company," the Fund's gross income from the sale of options and financial futures contracts held for less than three months and the sale of other securities held for less than three months, in the aggregate, must constitute less than 30% of the Fund's gross income on a fiscal year basis.


RIGHTS OF OWNERSHIP

  Each share of common stock of the Fund has an equal interest in the Fund's assets, net investment income, any net capital gains, and is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the holder. They may be sold only for cash except in connection with mergers, stock distributions and similar transactions. They have no conversion, pre-emptive or other subscription rights. Shareholders having questions about the Fund or their accounts may contact the Fund at the address or telephone number shown on the cover page of this prospectus.

  Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940.


MANAGEMENT OF THE FUND

  Baxter Financial Corporation ("BFC" or the "Advisor") is employed by the Fund to furnish investment advisory services to the Fund, subject to the supervision of the Board of Directors of the Fund who, under Maryland law, are responsible for overall Fund policy and for overseeing the management of the Fund. Donald H. Baxter, who is President, Treasurer, Director, and sole stockholder of the Advisor, is also responsible for selecting brokers and executing Fund portfolio transactions; and may effect securities transactions with brokers who have sold shares of the Fund. Mr. Baxter is primarily responsible for the day to day management of the Fund's portfolio. He has been the Fund's portfolio manager since May, 1987. Mr. Baxter is also President and Director of the Fund and of Philadelphia Fund, Inc., a registered investment company. BFC also serves as investment advisor to institutional and individual investors, including Philadelphia Fund, Inc.

  As compensation for the rendering of advisory services, the Advisor receives an annual fee, payable monthly, equal to .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to
 .625 percent on net assets in excess of $200,000,000 but less than $400,000,000, and to .50 percent of net assets in excess of $400,000,000. The fee is based on the month-end net asset value of the Fund, and is payable monthly at 1/12th of the annual fee rate.

  As of November 30, 1994 the net assets of the Fund were $2,320,423. For the fiscal year ended November 30, 1994, the Fund paid BFC advisory fees of $18,503 and administrative fees of $6,167; however, BFC reimbursed these expenses to the Fund totalling $24,670, as described under "Expenses of the Fund."

  The Advisor is also responsible for providing the Fund with administrative services, such as office space, clerical and secretarial personnel, and facilities, necessary to the administrative operation of the Fund, pursuant to an Administration Agreement between the Fund and the Advisor. Under the Administration Agreement, the Fund compensates the Advisor at an annual rate of .25 percent of the net asset value of the Fund. All services provided by the Advisor are subject to approval by, and overall supervision of, the Fund's Board of Directors. Total Fund expenses for the fiscal year ended November 30, 1994 were 3.71% of average net assets after giving effect to a reimbursement of expenses by BFC, as described under "Expenses of the Fund."

  Star Bank, N.A. acts as the Fund's custodian. American Data Services, Inc. acts as transfer agent, and dividend disbursing agent, and also provides the Fund with certain accounting services.

  Baxter Financial Corporation is authorized to allocate brokerage transactions to dealers that have sold Fund shares. Such transactions are subject to the requirement to seek to obtain the best price and execution.


PERFORMANCE

  Total return data may from time to time be included in advertisements pertaining to the Fund. Standardized "total return" of the Fund refers to the average annual compounded rates of return over certain periods of time that would equate the initial amount invested at the beginning of a stated period, from which the maximum sales load is deducted, to the ending redeemable value of the investment. Standardized total return also includes reinvestment of dividends and distributions over the period for which performance is shown. The Fund may advertise total return figures which shall represent Fund performance over one or more time periods, including (1) one-year to date, and
(2) May 1, 1987 to date, the latter being the date on which Mr. Donald H. Baxter assumed exclusive portfolio management responsibilities for the Fund. Non-standardized total return quotations may also be presented. Such quotations may reflect investment at reduced sales charge levels or at net asset value without the imposition of a sales load. Any quotation of total return not reflecting the maximum sales charge, or which reflects any voluntary expense reimbursements, would be reduced if the maximum sales charge were used or Fund expenses were not voluntarily limited.

  The Fund may also advertise its investment performance by comparison to market indices such as the S&P Index and to mutual fund indices such as those reported by Lipper Analytical Services, Inc. Such indices may group funds by investment objective (in the Fund's case, typically in the "Growth Funds" Category) or may involve a more general ranking reflecting the Fund's overall performance as compared to any number or variety of funds, regardless of investment objective.

[THIS PAGE LEFT INTENTIONALLY BLANK]

[THIS PAGE LEFT INTENTIONALLY BLANK]

EAGLE                                                           PROSPECTUS
GROWTH
SHARES, INC.

1200 North Federal Highway                                      [LOGO]
Suite 424
Boca Raton, Florida  33432
(407) 395-2155

--------------------------------------------------
              Shareholder Services
                 (800) 525-6201
--------------------------------------------------

INVESTMENT ADVISOR, ADMINISTRATOR, AND UNDERWRITER

Baxter Financial Corporation
1200 North Federal Highway
Suite 424
Boca Raton, Florida  33432


CUSTODIAN

Star Bank, N.A.
P.O. Box 640115
Cincinnati, OH 45264-0115.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

American Data Services, Inc.
24 West Carver Street
Location #00150
Huntington, NY 11743


LEGAL COUNSEL

Stradley, Ronon, Stevens & Young
Great Valley Corporate Center
30 Valley Stream Parkway
Malvern, PA  19355


AUDITORS

Tait, Weller & Baker                                            EAGLE
Two Penn Center Plaza                                           GROWTH
Suite 700                                                       SHARES, INC.
Philadelphia PA 10102-1707

YOUR INVESTMENT DEALER IS:                                      April 1, 1995